Exhibit 10(J)

                  AIRBORNE FREIGHT CORPORATION
          SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN (SERP)

               Restated Effective January 1, 2000

                             Table of Contents

Table of Contents                                                1
Purpose                                                          1
History and Effective Dates                                      1
Article 1. - Definitions                                         1
Article 2. - Eligibility and Participation                       5
Article 3. - Retirement                                          6
Article 4. - Disability                                          7
Article 5. - Death Benefit                                       9
Article 6. - Termination of Employment                           10
Article 7. - Demotions and Other Employment Status Changes       10
Article 8. - Company/Participant Liability                       11
Article 9. - No Guarantee of Employment                          11
Article 10. - Plan Amendment and Termination                     11
Article 11. - Change of Control                                  12
Article 12. - Other Benefits and Agreements                      14
Article 13. - Restrictions on Alienation of Benefits             15
Article 14. - Administration of the Plan                         15
Article 15. - Claims Procedures                                  16
Article 16. - Trust                                              18
Article 17. - Miscellaneous                                      18

                       AIRBORNE FREIGHT CORPORATION

                  SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                  Purpose

The  purpose of the Airborne Supplemental Executive Retirement Plan  is  to
provide  eligible  employees of Airborne Express and its subsidiaries  with supplemental  retirement benefits that will assist them in  maintaining  an accustomed  standard of living, and contribute to attracting and  retaining executives of the highest quality.

                        History and Effective Dates

This  plan  is a restatement of the Airborne Express Supplemental Executive
Retirement  Plan  (SERP),  originally effective January  1,  1992.   Unless
otherwise  noted,  the  effective date of this restated  program  shall  be
January 1, 2000 for all purposes.

The  terms of this restated Plan and the benefits provided hereunder  shall supersede  the predecessor plan in all respects for anyone separating  from
service   on  or  after  the  effective  date  of  this  restated  program.
Participants  that  separated from service prior to  the  January  1,  2000 receive benefits determined under the terms of the prior document and shall not be affected by this restatement.

                         Article 1. - Definitions

For  purposes  hereof, unless otherwise clearly apparent from the  context, the following phrases and terms shall have the indicated meanings:

1.1 "Actuarial  Equivalent" shall mean an amount of a  series  of  payments that,  at  a  given point in time, is determined to have  the  same  or equivalent  value, at that point in time, as another  given  amount  or another  given series of payments, taking into consideration  the  time value  of money, mortality and such other actuarial factors as  may  be appropriate  (such determination to be made, to the extent  applicable, on  the  basis of the same actuarial assumptions as used in  the  Basic
    Plan  for  purposes  of adjusting between alternate  forms  of  annuity distributions).

1.2 "Age at Retirement" shall mean the Participant's whole age as of his or her  last  birthday  that precedes or coincides with the  Participant's date of retirement.

1.3 "Airborne  Express"  shall  mean Airborne  Freight  Corporation  (d/b/a
    Airborne Express).

1.4 "Alternate Benefit Forms" shall mean any Actuarial Equivalent alternate form of payment that is available under the Basic Plan.

1.5 "Basic  Plan"  shall mean the Airborne Express Retirement  Income  Plan
    (f.k.a.  the Airborne Express Minimum Monthly Retirement Income  Plan),
    as now or hereafter amended.

1.6 "Board" shall mean the Board of Directors of Airborne Express.

1.7 "Cause" is defined in Section 6.4 of this Plan

1.8 "Change of Control" is defined in Article 11 of this Plan.

1.9 "Committee" shall mean the administrative committee appointed to manage and  administer this Plan in accordance with the provisions of  Article
    14.

1.10      "Company" shall mean Airborne Express and any of its subsidiaries that are selected by the Board to participate in this Plan.

1.11      "Considered  Compensation" shall mean the total of  all  payments made  to  a  Participant on account of employment with the Company  for services  rendered, including any amounts of salary or bonus  that  the
    Participant  may from time to time elect to defer under  the  Company's
    Capital  Accumulation Plan (or any similar successor plan or plans)  or under  any  cafeteria plan (within the meaning of Section  125  of  the
    Internal Revenue Code of 1986, as amended) or any nonqualified deferred compensation  plan  from time to time maintained by  the  Company,  but excluding:

    (a) Payments  arising  from  any  stock  bonus,  stock  option,   stock
        appreciation rights or restricted stock plan;

    (b) Payments  from any qualified or nonqualified employee benefit  plan of  the  Company (other than the Management Incentive  Compensation
        Plan or any similar successor bonus plan or plans); and

    (c) Cost  of  living differentials, automobile allowances, payment  for moving  expenses, expatriate premiums, shelter allowances and  post differentials.

    Considered Compensation in a particular period shall include salary and bonus  payments actually received in that period as well as any amounts of  salary that would have been received in that period had payment not
    been   deferred   through  participation  in  the   Company's   Capital
    Accumulation  Plan (or any similar successor plan or  plans)  or  in  a cafeteria  plan  or  nonqualified deferred  compensation  plan  of  the
    Company.

1.12     "Disability" shall mean a condition which qualifies for receipt of disability income payments under the Disability Plan.

1.13"Disability Offset Amount" shall mean the sum of the following:

    (a) "Retirement Offset Amount" as defined in this Article 1,  with  the exception  that  "(b)  The  Participant's Primary  Social  Security
        Benefits"  shall  be  replaced  with  "the  annual  amount  of  any disability income payments received by a Participant or his or  her family members under the Social Security Act"; and

    (b) The  annual  amount of disability income payments received  by  the
        Participant under the Disability Plan.

1.14      "Disability Plan" shall mean the long-term disability plan of the
    Company,  as now or hereafter amended, including any similar  successor plan.

1.15      "Early  Retirement  Date" shall mean the  earliest  date  that  a
    Participant would be entitled to elect early retirement and receive  an immediate benefit under the terms of the Basic Plan.

1.16      "Final Average Earnings" shall mean the average annual Considered
    Compensation of a Participant over the five consecutive calendar  years during  the current and preceding ten calendar years where such average
    is  highest.   At  any point in time, Final Average Earnings  shall  be
    computed  to  the date of determination  by taking into account  actual year  to date Considered Compensation during the current calendar  year
    (without being annualized) and the ten preceding calendar years.

1.17      "Normal  Retirement Date" shall mean the first day of  the  month following the month in which a Participant attains age 62.

1.18      "Participant" shall mean an Officer of the Company designated  by the  Chief  Executive Officer of Airborne Express and approved  by  the
    Committee.

1.19      "Plan"  shall  mean this Airborne Express Supplemental  Executive
    Retirement Plan.

1.20      "Primary  Social Security Benefit" shall mean the annual  primary insurance amount that a Participant would receive on retirement at  age
    65 under the Federal Social Security Act, determined as follows:

    (a) At  the  retirement  of the Participant on or  after  age  65,  the
        Primary  Social Security Benefit shall be the Participant's primary insurance  amount as calculated under the Federal  Social  Security
        Act.

    (b) At  the  retirement of the Participant prior to age 65, the Primary
        Social  Security Benefit  shall be calculated as the  Participant's age  65 primary insurance amount assuming he or she survived to age
        65  and had no further earnings, adjusted for early commencement at the rate of 5/9 of 1% per month.

    In all cases, the Participant's current and prior wages will be assumed to  have been at or above the applicable wage base in each year and all applicable  amounts shall be calculated using the Social  Security  Act laws and limits in effect for the year in which benefits commence.  The
    Primary Social Security Benefit amount shall be determined as described above  without regard to the Participant's actual timing of receipt  of the benefit amount.

1.21       "Retirement Offset Amount" shall mean the sum of the following:

    (a) The  annual benefit a Participant would be due to receive under the terms  of  the  Basic Plan if the Participant retired  and  elected immediate  commencement of his or her benefit  in  the  form  of  a single  life  annuity (such annual benefit to  be  computed  before reduction  by  the "Profit Sharing Plan Annuity Benefit,"  as  that term is defined in the Basic Plan);
    (b) The Participant's Primary Social Security Benefit.

    The  amount  to  be offset under clause (a) above shall  be  determined based on the Participant's Final Average Earnings and service as of the date of the determination.

1.22      "Substantial Cause" is defined in Section 11.4 of this Plan.

1.23      "Target  Benefit" shall mean the full potential  formula  benefit available to Participants at each possible age of retirement, prior  to
    the   application  of  any  applicable  offset  amounts.   Amounts  are
    expressed as a percentage of a Participant's Final Average Earnings.

          Age at
        Retirement         Target Benefit
        ----------         --------------
           62 +                 65%
           61                   56%
           60                   45%
           59                   38%
           58                   31%
           57                   24%
           56                   17%
           55                   10%
           54 or younger         0%

1.24      "Trust"  shall mean the Airborne Express Executive Deferral  Plan and  Supplemental  Executive Retirement Plan  Trust  or  any  successor thereof.

1.25"Vested  Accrued  Benefit"  shall, at  any  point  in  time,  mean  the
    Participant's  Target  Benefit multiplied  by  the  applicable  Vesting
    Percent from the following table.

      Vesting "Points"      Vesting Percent
     ("Points" = Age +
         Service)
      ---------------       ---------------
           80 +                  100%
           79                     98%
           78                     96%
           77                     94%
           76                     92%
           75                     90%
        74 or lower           Reduced an
                          additional 2% for
                         each Point below 75.

    In  determining Points for purposes of this section, Age shall mean the
    Participant's  "Age  at Retirement" and Service shall  mean  "Years  of
    Service"  as of the Participant's date of retirement.  For purposes  of referencing  the  above schedule, fractional Points  that  result  from partial years of Credited Service shall be disregarded.

1.26       "Vesting  Percent"  shall  mean  the  applicable  percentage  as determined from the definition of "Vested Accrued Benefit".

1.27       "Year  of Service" shall mean the Participant's Credited Service as  determined  under  the Basic Plan, and to the  extent  provided  in
    Section  4.3,  shall include periods of deemed service during  which  a
    Participant receives payments under the Disability Plan.

                Article 2. - Eligibility and Participation

2.1 Eligibility.  An employee shall become eligible to participate in  this
    Plan when he/she either (a) becomes an officer of the Company, performs services  in  the  USA or performs services outside the  USA  under  an expatriate agreement, and is designated by the CEO and approved by  the
    Committee,  or (b) is specifically nominated for participation  by  the
    Board.   Participation shall be limited to a select group of management and highly compensated employees of the Company.

2.2 Participation.  Upon satisfaction of the eligibility requirements,  and approval  by the Committee, an executive of the Company shall become  a
    Participant  effective  as  of  the date specified  in  the  nomination document.

2.3 Termination of Benefits.  Notwithstanding any other provision  of  this
    Plan,  if  a  Participant under this Plan acts in  a  manner  that  the
    Committee,  in  its  sole  and absolute discretion,  determines  to  be hostile  to  the  best  interests of the Company,  all  rights  of  the
    Participant and his or her spouse, if any, to receive further  benefits under  this Plan shall terminate, except to the extent such termination
    may  be  prohibited  by  applicable law.   Acts  hostile  to  the  best
    interests  of  the  Company  shall  include,  without  limitation,  the following:  disclosure of any confidential information or trade secrets to  a  competitor  of the Company; employment by a  competitor  of  the
    Company  within  thirty-six (36) months following  termination  of  the
    Participant's employment with the Company; and commission  of  any  act
    that  would  constitute Cause for termination under Section  6.4.   For
    purposes of this Section, a participant shall include either a  current or a former employee of the Company.

                          Article 3. - Retirement

3.1 Normal  Retirement  Benefit.  Upon retirement from the  Company  at  or after  his  or  her  Normal Retirement Date,  a  Participant  shall  be entitled  to receive an annual retirement benefit equal to his  or  her
    Vested  Accrued  Benefit as of the date of retirement  reduced  by  the
    Retirement Offset Amount.

3.2 Early  Retirement Benefit.  A Participant who retires prior to  his  or her  Early  Retirement Date shall not be entitled to any benefit  under this Plan.  A Participant who retires after that date but prior to  his or  her  Normal  Retirement  Date shall, subject  to  Section  3.4,  be entitled  to receive an annual retirement benefit equal to  the  Vested
    Accrued  Benefit as of the date of retirement reduced by the Retirement
    Offset Amount.

3.3Form  and  Time  of  Retirement Payments.  For all purposes  under  this
   Plan,  the  normal  form of benefit and the available alternate  benefit forms  shall be those provided under the Basic Plan.  Not later than  30 days  prior  to  a  Participant's actual retirement, a  Participant  may request,  by written application to the Committee, one of the  following
   special  benefit  forms which are also available under  this  Plan.   If
   married,  the consent of the Participant's spouse shall be required  for a  distribution  in  any  form other than  a  qualified  joint  and  50%
   survivor  annuity.  It  is  the  sole discretion  of  the  Committee  to determine whether to permit a requested alternate form of distribution.

   Single  Lump Sum Distribution - A single payment equal in value  to  the
   Actuarial Equivalent present value of the benefit otherwise due  to  the
   Participant.

   A  One Year or Five Year Deferred Lump Sum - The same as the Single Lump
   Sum  Distribution  except such amount shall be paid to  the  Participant
   (or  his/her beneficiary in the event of death prior to receipt  of  the payment)  up  to 1 year or 5 years following the date the benefit  would otherwise commence and will be adjusted for the passage of time  at  the interest rate used for determining Actuarial Equivalent benefits.

   Five  Year  Installment - The Single Lump Sum Distribution amount  shall be  amortized and paid out in substantially equal annual payments to the
   Participant (or his/her beneficiary in the event of death prior to  full payment) over the 5 year period beginning on the date the benefit  would otherwise  commence,  using  the  interest  rate  used  for  determining
   Actuarial Equivalent benefits.

   Subject  to  Sections  2.3 and 6.4, any payment shall  commence  on  the first  day  of  the  second  month following  the  month  in  which  the
   Participant retires or is disabled.  The Company may withhold  from  any payment any income tax or other amounts as required by law or any  other amounts  as  mutually  agreed  by  the Participant  and  the  Committee.
   Annuity  payments  shall not be adjusted on account of  a  Participant's deferral  of  retirement past his or her Normal Retirement Date,  except to  the  extent  such adjustment results from changes in a Participant's
   Final  Average  Earnings, Vesting Percent or Retirement  Offset  Amount.
   In   the   event  the  Participant  does  not  affirmatively  elect   an
   alternative  benefit form in writing prior to retirement or  disability, the  Participant shall receive a single life annuity, or, if married,  a qualified joint and 50% survivor annuity.

3.4 Early Retirement for the Convenience of the Company.  In the event that a Participant, at the written request of the Company, retires after his or  her Early Retirement Date but prior to his or her Normal Retirement
    Date, the Committee, in its sole and absolute discretion, may elect  to accelerate the Vesting Percentage and/or the Age at Retirement for  the
    purpose  of computing the Vested Accrued Benefit and the Target Benefit
    .

                          Article 4. - Disability

4.1 Disability Benefit.  If a Participant suffers a Disability after his or her  Early  Retirement Date but prior to his or her  Normal  Retirement
    Date for which he or she receives disability income payments under  the
    Disability Plan, the Participant shall be entitled to receive an annual disability  benefit under this Plan equal to his or her Vested  Accrued
    Benefit  determined  as  of the date of the onset  of  the  Disability, reduced by the Disability Offset Amount.  However, for purposes of this
    Section,  the  Vested  Accrued Benefit shall be determined  as  if  the
    Participant were retiring at his or her Normal Retirement Date.

4.2 Form  and  Duration  of  Disability Payments.   The  annual  disability
    benefit   under   Section  4.1  shall  be  payable  in  equal   monthly
    installments commencing with the month in which payments commence under the  Disability Plan and continuing until the earliest of the following dates:

        (a)   The  date  the Participant returns to active employment  with either the Company or another employer;

        (b)   The  date  the  disability income payments  cease  under  the
        Disability Plan; or

        (c)  The Participant's Normal Retirement Date or date of death.

The  form  of  the  benefit will be handled in the same  manner  as  for  a retirement under Section 3.

4.3 Benefits  on  Cessation of Disability Payments.  After a  Participant's
    disability  benefits  cease pursuant to Section  4.2,  the  Participant shall be entitled to benefits under this Plan determined as follows:

        (a)   If  the  Participant's disability benefits cease because  the
        Participant  returns to active employment with the Company,  or  if they  cease pursuant to Section 4.2(b) and the Participant  returns to  active  employment  with  the Company  within  six  (6)  months following  such  cessation,  then  (i)  the  Participant  shall  be credited  with  Years  of  Service  for  the  period  during  which disability  benefits were provided under this Plan;  and  (ii)  the
        Participant shall thereafter be entitled to receive such  benefits, if any, as are available under the other provisions of this Plan.

        (b)   If  the  Participant's disability benefits cease because  the
        Participant returns to active employment with another employer,  or if  they cease pursuant to Section 4.2(b) and the Participant  does not  return  to active employment with the Company within  six  (6)
        months  following  such cessation, then (i) the Participant  shall, for  purposes  of  this  Plan,  be considered  to  have  terminated employment  as  of the date of onset of his or her  Disability  and shall be credited with no further Years of Service after that date;
        and  (ii)  the Participant shall thereafter be entitled to  receive such  benefits, if any, as are available under the other provisions of this Plan.

        (c)   If  the  Participant's disability benefits cease because  the
        Participant reaches his or her Normal Retirement Date or dies, then
        (i) the Participant shall be credited with Years of Service for the period  during which disability benefits were provided  under  this
        Plan;  and  (ii) the Participant shall be entitled to  receive  the benefit  specified in Section 3.1, as if he or she had  retired  on that date, or the Participant's spouse shall be entitled to receive any  death  benefit specified in Section 5.1, as the case  may  be.
        Such  benefit  shall  be  computed as of the  Participant's  Normal
        Retirement Date or date of death, as the case may be, based on  the
        Participant's Final Average Earnings as of the date of onset of the
        Participant's Disability, without reduction for disability benefits paid  under this Plan.  Such benefit shall be paid at the time  and in the annuity form specified in Section 3.3 or Section 5.1, as the case  may  be,  except  that, in the case of payments  pursuant  to
        Section 3.3, if any Disability income payments continue to be  paid following  the  Participant's Normal Retirement Date,  the  annuity payments  shall be offset by such amounts so long as they  continue to be paid.

4.4 Disability  After Normal Retirement Date.  If a Participant  suffers  a
    Disability after his or her Normal Retirement Date but prior to  actual retirement, the Participant shall be deemed to have retired as  of  the date  of  onset of the Disability and shall thereafter be  entitled  to receive  the benefit specified in Section 3.1.  Such benefit  shall  be
    computed  as  of  the  Participant's deemed date of  retirement.   Such
    benefit shall be paid at the time and in the annuity form specified  in
    Section  3.3, except that, if any Disability income payments  are  paid following  the  Participant's deemed retirement, the  annuity  payments shall be offset by such amounts so long as they continue to be paid.

4.5 Disability Prior to Early Retirement Date.  A Participant who suffers a
    Disability  prior  to his or her Early Retirement  Date  shall  not  be entitled to receive any disability benefit under this Plan.

                        Article 5. - Death Benefit

5.1 Death  After  Early  Retirement Date.   If  a  Participant  dies  after
    separating  from  service and has made an election to receive  benefits under  Article 3 of this Plan, the benefits due upon the death  of  the
    Participant  shall  be  entirely based upon  the  form  of  benefit  so elected.  If a Participant dies after his or her Early Retirement  Date but  before electing to receive any benefits under Article  3  of  this
    Plan,  and,  if  the  Participant has a surviving spouse  to  whom  the
    Participant  was married for at least twelve (12) months prior  to  the
    Participant's death, such spouse shall be entitled to receive an annual benefit, payable in equal monthly installments for the remainder of his or  her  life, equal to 50% of the annual retirement benefit  that  the
    Participant  would have been entitled to receive under Section  3.2  if the  Participant had retired immediately prior to his or her death  and such benefit had been paid pursuant to Section 3.3 in the form of a 50%
    joint  and  survivor annuity.  If a Participant dies after his  or  her
    Early Retirement Date and before receiving any benefits under Article 3 of  this Plan, but the Participant does not have a surviving spouse  to whom  the Participant was married for at least twelve (12) months prior to the Participant's death, no benefit shall be paid under this Plan to any person on account of the death of the Participant.

5.2 Death Before Early Retirement Date.  If a Participant dies prior to his or her Early Retirement Date, no benefit shall be paid to the surviving spouse of the Participant under this Plan.

                  Article 6. - Termination of Employment

6.1 Termination  Prior  to  Early  Retirement  Date.   If  a  Participant's
    employment  with the Company is terminated voluntarily or involuntarily prior  to  the  Participant's Early Retirement Date,  then,  except  as expressly provided in Section 11.2 below, the Participant shall not  be entitled to receive any benefits under this Plan.

6.2 Termination  Without Cause After Early Retirement Date.  If,  following
    his   or   her   Early  Retirement  Date,  the  Company  terminates   a
    Participant's  employment  without  Cause,  the  Participant  shall  be entitled to receive (a) the benefits specified in Section 3.1, if  such termination  occurs  on  or after the Participant's  Normal  Retirement
    Date; or (b) the benefits specified in Section 3.2, if such termination occurs prior to the Participant's Normal Retirement Date.

6.3 Termination With Cause After Early Retirement Date.  If, following  his or  her  Early  Retirement Date, the Company terminates a Participant's employment  with Cause, then, except as expressly provided  in  Section
    11.2  below,  the Participant shall not thereafter be entitled  to  any benefits under this Plan.

6.4 Definition  of  Cause.  As used in this Article 6 and  in  Section  2.3 above,  the term "Cause" shall include, without limitation, disloyalty, fraud,  violation of any federal or state law involving the  commission of  a  crime against the Company, commission of a felony, or commission of  a  gross misdemeanor which is determined by the Committee,  in  its sole  and  absolute  discretion, to be of  such  gravity  as  to  cause significant injury to the Company's business or reputation.

        Article 7. - Demotions and Other Employment Status Changes

7.1Change  in  Employment Status.  If a Participant becomes  ineligible  to participate  in  this Plan as a result of a change in employment  status due  to  a  demotion or other reason, the Participant's  benefits  under this  Plan,  if any, shall be determined at the sole discretion  of  the
   Committee.

                Article 8. - Company/Participant Liability

8.1General  Assets.  Amounts payable to a Participant shall  be  paid  from the general assets of the Company exclusively.

8.1Company's  Liability.   The  Company's  liability  for  the  payment  of
   benefits shall be defined only by this Plan.

8.2Limitation  of  Obligation.  Except as expressly provided  for  in  this
   Plan,  the  Company  shall  have no obligation  under  this  Plan  to  a
   Participant or his or her spouse, if any.

8.3Participant  Cooperation.  A Participation must at all  times  cooperate
   with   the  Company  and  the  Committee  and  furnish  all  information requested  by  the Company or the Committee in order to  facilitate  the
   determination  of benefits or the administration of  this  Plan.   If  a
   Participant   fails   promptly  to  cooperate   or   furnish   requested
   information,  the  Committee, in its sole and absolute  discretion,  may withhold benefits from the Participant.

8.4 Unsecured  General Creditor.  A Participant and his or her  spouse,  if any,  shall  not have, by reason of this Plan, any legal  or  equitable rights,  claims or interests in any property or assets of  the  Company nor  shall  they  be beneficiaries of, or have any legal  or  equitable rights, claims or interests in any life insurance policies or annuities or  the  proceeds  therefrom owned, or which may be  acquired,  by  the
    Company.  Any and all of the Company's assets shall be, and remain, the general,  unpledged, unrestricted assets of the Company. The  Company's obligations  under this Plan shall be merely those of an  unfunded  and unsecured promise of the Company to pay money in the future.

                  Article 9. - No Guarantee of Employment

9.1 No  Guarantee of Employment.  Nothing in this Plan shall alter  in  any manner  the employment relationship with a Participant, which is hereby acknowledged  to be an "at will" employment relationship  that  can  be terminated at any time for any reason, with or without cause, or for no reason,  unless  otherwise expressly provided in a  written  employment agreement between the Company and a Participant.

               Article 10. - Plan Amendment and Termination

10.1      Amendment.  The Board may amend this Plan at any time so long  as the  rights required to be preserved on termination under Section  10.2 are  not  reduced.  The Committee shall have the authority  to  approve
    Plan  amendments  that are administrative in nature.  No  amendment  of this  Plan  or  waiver of any of the specific provisions of  this  Plan shall  be  valid  unless  made  pursuant to  a  duly  executed  written document.

10.2      Termination.  The Board may terminate this Plan at any time,  for any reason, as follows:

        (a)    The Board shall inform the Committee of the termination  and the  effective  date  there of.  The Committee shall  give  written notice  to  Participants.  The effective date  of  the  termination shall  not  be  earlier than the first day of the  month  in  which notice is given.

        (b)    After   the  effective  date  of  termination,  no   further
        executives  shall  be  selected for participation  and  no  further benefits shall accrue for existing Participants.

        (c)   In the event of termination, the retirement benefits of  each existing  Participant shall be paid at the time and in  the  amount and  form  specified  under the terms of this  Plan  as  in  effect before  termination, except that the Participants'  Vested  Accrued
        Benefits  shall be based on their Final Average Earnings and  Years
        of   Service   as  of  the  effective  date  of  Plan  termination.
        Notwithstanding the foregoing, retirement benefits may be  provided in  any  alternative form that is the Actuarial Equivalent  of  the form  in which the retirement benefits were payable under the terms of this Plan in effect before termination.

        (d)    Unless   otherwise  expressly  provided  at  the   time   of
        termination  of the Plan, no Participant shall be entitled  to  any
        benefit  under this Plan on account of the onset of  a   Disability
        that commences following the effective date of Plan termination.

                      Article 11. - Change of Control

11.1     Change of Control.  For purposes of this Plan, the term "Change of
    Control" means:

        (a)   The  acquisition  by  any person  or  entity  of  the  power, directly  or  indirectly, to exercise a controlling influence  over the  management  or policies of Airborne Express (either  alone  or pursuant to an arrangement or understanding with one or more  other
        persons   or  entities),  whether  through  ownership   of   voting
        securities,  through one or more intermediaries,  by  contract,  or otherwise;

        (b)   The acquisition by a person who is not a U.S. citizen  or  an entity  that is not a U.S. entity (either alone or pursuant  to  an arrangement  or  understanding with one or more  other  persons  or entities) of the ownership of or power to vote twenty-five  percent
        (25%)  or  more  of the outstanding voting securities  of  Airborne
        Express;

        (c)   The  acquisition by a U.S. citizen or a U.S.  entity  (either alone  or pursuant to an arrangement or understanding with  one  or more  other  persons or entities) of the ownership of or  power  to vote  thirty-five  percent (35%) or more of the outstanding  voting securities of Airborne Express; or

        (d)  If, during a period of six (6) years after the acquisition  by any  person or entity, directly or indirectly, of the ownership  of or  power  to  vote  ten percent (10%) or more of  the  outstanding voting  securities  of  Airborne  Express,  the  composition  of  a
        majority   of  the  Board  changes  without  majority  consent   or
        acquiescence  of those Directors who were Directors prior  to  such acquisition.

        (e)   A  Change of Control shall not be deemed to have occurred  by reason of the creation of a holding company, Airborne, Inc. as  the sole  shareholder of Airborne Freight Corporation, and the exchange of shares of Airborne Freight Corporation for Airborne, Inc.

11.2      Termination  of  Employment Following a Change of  Control.   If,
    during  the  three-year  period following  a  Change  of  Control,  the employment  of  a  Participant terminates prior to his  or  her  Normal
    Retirement Date then, except as provided in the last sentence  of  this
    Section 11.2, the Participant shall be deemed to have retired under the provisions  of  this  Plan, as of his or her date of  termination,  and shall  be entitled to receive a retirement benefit in an annual  amount equal  to  the Participant's Target Benefit (the Target Benefit  to  be
    determined based on the Final Average Earnings of the Participant as of the  date  of  termination), reduced by the Retirement  Offset  Amount.
    Such retirement benefit shall be paid in accordance with the provisions of  Section 3.3 of this Plan commencing effective as of the first month following the Participant's termination.  No benefits shall be  payable under  this Section 11.2 if the Participant voluntarily terminates  his or  her  employment  (unless such employment  has  been  constructively terminated  within  the  meaning of Section 11.3  and  the  Participant terminates within six (6) months thereafter following written notice to the  Company  of  the  reason  for such termination),  if  the  Company terminates  the Participant's employment for Substantial Cause,  or  if the  Participant's employment terminates on account  of  Disability  or death.

11.3       Constructive   Termination  of  Employment.    A   Participant's
    employment shall be deemed to be constructively terminated if:

        (a)   The  Participant's salary is either reduced by more than  ten percent,  or  not increased for a period of two years,  unless  the salaries of all other Participants and officers of the Company  are reduced  in equal proportions or are not increased during the  same period;

        (b)   The  title,  duties or responsibilities of the  Participant's job  are  substantially reduced from those existing  prior  to  the
        Change of Control;

        (c)   The  Participant's  place  of  employment  is  changed  by  a distance  of more than twenty-five miles without such Participant's consent; or

        (d)  The Participant's salary is reduced by twenty-five percent  or more.

11.4.     Definition of Substantial Cause.  For purposes of this Plan,  the
    Company shall have "Substantial Cause" to terminate the employment of a
    Participant if such termination is based upon --

        (a)   The   Participant's   willful  and  continuous   failure   to
        substantially  perform his or her duties with  the  Company  (other than any such failure resulting from incapacity due to physical  or mental  illness)  after  a  demand for substantial  performance  is delivered  to  the  Participant  by the  Board  which  specifically identifies  the  manner  in  which  the  Board  believes  that  the
        Participant has not substantially performed his or her duties; or

        (d)  The  Participant's  willfully  engaging  in  gross  misconduct demonstrably injurious to the Company.

    For  purposes of this Section 11.4, no act, or failure to act,  on  the part of a Participant shall be considered "willful" if done, or omitted to  be  done,  by  the Participant in good faith and in the  reasonable belief  that  the  act  or omission was in the best  interests  of  the
    Company.  A Participant shall not be deemed to have been terminated for
    Substantial Cause unless and until the Participant receives a copy of a resolution duly adopted by the affirmative vote of not less than three-
    fourths (3/4) of the entire membership of the Board called and held for that  purpose  (after  reasonable notice  to  the  Participant  and  an opportunity  for the Participant, together with his or her counsel,  to be  heard before the Board), finding that, in the good faith opinion of the  Board, the Participant was guilty of conduct set forth  in  clause
    (a) or (b) above and specifying the particulars thereof.

                Article 12. - Other Benefits and Agreements

12.1      Coordination with Other Benefits.  The benefits under  this  Plan for a Participant and his or her spouse, if any, are in addition to any other  benefits available under any other plan or program for employees of  the  Company.  This Plan shall supplement and shall not  supersede, modify or amend any other such plan or program.

           Article 13. - Restrictions on Alienation of Benefits

13.1      Nonassignability.   Neither a Participant nor  any  other  person
    shall  have  any  right  to  commute, sell, assign,  transfer,  pledge, anticipate,  mortgage or otherwise encumber, transfer,  hypothecate  or convey,  in  advance of actual receipt, the amounts,  if  any,  payable hereunder,  or  any  part  thereof.  No part  of  the  amounts  payable hereunder  shall, prior to actual payment, be subject to any claims  of creditors  and, in particular, they shall not be subject to attachment, garnishment, seizure or sequestration by any creditor for  the  payment of  any  debts, judgments, obligations, alimony or separate maintenance owed by a Participant or his or her spouse, if any.

                 Article 14. - Administration of the Plan

14.1      Committee  Administration.  The general  administration  of  this
    Plan,  as well as construction and interpretation hereof, shall be  the responsibility of the Committee, the number of members of  which  shall be  designated from time to time by the Board and the members of  which shall  be  appointed  from time to time by,  and  shall  serve  at  the pleasure of, the Board.

14.2     Committee Authority.  The Committee shall have the exclusive right and authority--

        (a)    To  from time to time establish rules, forms and  procedures for the administration of this Plan;

        (b)    To interpret this Plan and to correct any defect, supply any information and reconcile any inconsistency in such manner  and  to such  extent as the Committee, in its sole and absolute discretion, shall deem necessary or advisable to carry out the purpose of  this
        Plan; and

        (c)    To make all other determinations that the Committee, in  its sole and absolute discretion, shall deem necessary or advisable  in
        connection   with  the  administration  of  this  Plan,  including,
        without  limitation, determination of (i) the  benefit  amounts  to which  a Participant is entitled (and the appropriate Final Average
        Earnings,  Retirement  Offset  Amount,  Disability  Offset  Amount,
        and/or  Years  of  Service to be used in determining  such  benefit amounts); (ii) whether Cause or Substantial Cause existed  for  the termination  of employment of a Participant; (iii) whether  or  not to  consent to a Participant's early retirement pursuant to Section
        3.2,  and  (iv)  whether benefits are to be withheld or  terminated pursuant to Section 6.4 and/or Section 10.3.

    Subject  to  the claims procedures set forth in Article 15, all  rules, procedures, interpretations and determinations made by the Committee in good  faith  shall  be final, conclusive and binding upon  all  persons having or claiming to have any right or interest under this Plan.

14.3      Committee Indemnity.  No member of the Committee shall be  liable for  any act or omission of any other member of the Committee, nor  for any  act  or omission on his or her own part, excepting his or her  own gross  negligence.  The Company shall indemnify and save harmless  each member  of  the Committee against any and all expenses and  liabilities arising  out  of  his  or  her membership on the  Committee,  with  the exception  of expenses and liabilities arising out of his  or  her  own gross negligence.

14.4      Company's Obligations to the Committee.  To enable the  Committee to  perform  its  functions, the Company shall supply full  and  timely
    information   to  the  Committee  on  all  matters  relating   to   the
    compensation of Participants, their employment status, and  such  other pertinent facts as the Committee may require.

14.5      Legal,  Accounting, Clerical, Actuarial and Other Services.   The
    Committee may authorize one or more of its members or any agent to  act on  its  behalf  and  may  contract for  legal,  accounting,  clerical, actuarial  and other services to carry out this Plan.  All expenses  of the Committee shall be paid by the Company.

                      Article 15. - Claims Procedures

15.1      Presentation of Claim.  Any Participant or the surviving  spouse, if  any,  of  a deceased Participant (such Participant or spouse  being referred  to  below  as a "Claimant") may deliver to  the  Committee  a
    written   claim  for  a  determination  with  respect  to  the  amounts distributable to such Claimant from this Plan.  If such a claim relates to the contents of a notice received by the Claimant, the claim must be made  within  sixty  (60) days after such notice was  received  by  the
    Claimant.   The  claim must state with particularity the  determination desired by the Claimant.

15.2       Notification  of  Decision.   The  Committee  shall  consider  a
    Claimant's claim within a reasonable time and shall notify the Claimant in writing:

        (a)  that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

        (b)  that the Committee has reached a conclusion contrary, in whole or  in  part, to the Claimant's requested determination,  and  such notice  must  set forth in a manner calculated to be understood  by the Claimant:

            (i)   the  specific reason(s) for the denial of the  claim,  or
            any part of it;

            (ii)  specific  reference(s) to pertinent  provisions  of  this
            Plan upon which such denial was based;

            (iii)       a   description  of  any  additional  material   or
            information  necessary for the Claimant to perfect  the  claim, and  an  explanation  of why such material  or  information  is necessary; and

            (iv) an explanation of the claim review procedure set forth  in
            Section 10.3.

15.3      Review of Denied Claim.  Within sixty (60) days after receiving a notice from the Committee that a claim has been denied, in whole or  in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the  claim.  Thereafter, but not later than ten (10) days after  filing of the written request for review, the Claimant (or the Claimant's duly authorized representative):

        (a) may review pertinent documents;

        (b) may submit written comments or other documents; and/or

        (c)  may  request  a hearing, which request the Committee,  in  its sole and absolute discretion, may grant.

15.4      Decision  on Review.  The Committee shall render its decision  on review promptly, and not later than sixty (60) days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case  the
    Committee's  decision must be rendered within one hundred twenty  (120)
    days  after  such  date.  Such decision must be  written  in  a  manner calculated to be understood by the Claimant, and it must contain:

   (a) specific reasons for the decision;

    (b)  specific reference(s) to the pertinent Plan provisions upon  which the decision was
       based; and

   (c) such other matters as the Committee deems relevant.

    Any  decision  on review made by the Committee in good faith  shall  be final, conclusive and binding upon the Claimant, unless the decision is determined to have been arbitrary and capricious.

                            Article 16. - Trust

16.1      Funding of Trust.  The Company may from time to time transfer  to the  trustee  of the Trust such assets as the Committee determines,  in its sole and absolute discretion, should be transferred thereto.

16.2      Interrelationship of the Plan and the Trust.  The  provisions  of this  Plan  shall  govern  the  rights  of  a  Participant  to  receive distributions pursuant to this Plan.  The provisions of the Trust shall govern the rights of the Company, Participants and the creditors of the
    Company  to the assets transferred to the Trust.  The Company shall  at all  times remain liable to carry out its obligations under this  Plan.
    The  Company's obligations under this Plan may be satisfied with  Trust assets distributed pursuant to the terms of the Trust.

                        Article 17. - Miscellaneous

17.1      Notice.  Any notice required or permitted to be given under  this
    Plan  by  a Participant or a Claimant shall be in writing and shall  be hand  delivered,  or  mailed via registered or certified  mail,  return receipt requested, to:

        AIRBORNE EXPRESS
        Senior Vice President, Human Resources
        3101 Western Avenue
        Seattle, Washington  98111
        (206) 281-4812

    Any  notice to a Participant or his or her spouse, if any, required  or permitted  to  be given under this Plan by the Committee or  the  Board shall  be in writing and shall be hand delivered to the Participant  or spouse,  or  mailed  via registered or certified mail,  return  receipt requested, to the last known address for the Participant or  spouse  as shown on the records of Airborne Express.

17.2      Successors.  This Plan shall be binding upon Airborne Express and its  successors and assigns, and upon a Participant, the  Participant's spouse, if any, and their heirs, executors and administrators.

17.3     Governing Law.  This Plan shall be governed by and construed under the laws of the State of Washington.

17.4      Headings.   The headings of the articles, sections and paragraphs
    of  this Plan are for convenience only and shall not control or  affect the meaning or construction of any of its provisions.

17.5      Validity.   In  the  event any provision of this  Plan  shall  be
    illegal or invalid for any reason, the illegality or invalidity of that provision  shall not affect the remaining parts hereof, but  this  Plan shall  be  construed  and  enforced as  if  such  illegal  and  invalid provision had never been inserted herein.

    IN  WITNESS WHEREOF, AIRBORNE FREIGHT CORPORATION has signed this  Plan this 6th day of March, 2000.

                              AIRBORNE FREIGHT CORPORATION

                              By /s/ Richard G. Goodwin
                              -------------------------
                              Richard G. Goodwin
                              Senior Vice President, Human Resource